UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
July 27, 2010

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement.

On July 21, 2010, Blue Dolphin Exploration Company (“BDEX”), a subsidiary of Blue Dolphin Energy Company (“BDEC”), Blue Sky Langsa Limited (“BSL”) and Blue Sky Energy and Power Inc., the parent company of BSL (the “BSL Guarantor”), entered into the Sale and Purchase Agreement attached hereto as Exhibit 10.1 (the “SPA”), pursuant to which BDEX purchased a 7% interest in a Technical Assistance Contract for the Langsa area, Offshore Indonesia (the “TAC Langsa”) in a non-cash transaction.  Under the terms of the SPA, BDEC issued 342,857 shares of its common stock on a post-split adjusted basis to BSL in exchange for the interest in the TAC Langsa.

On July 21, 2010, BSL and the BSL Guarantor granted to BDEX the right and option to acquire an additional 63% interest in the TAC Langsa pursuant to the Option Agreement, attached hereto as Exhibit 10.2 (the “Option Agreement”).   Pursuant to the Option Agreement, BDEC has been granted the option exercisable on or before September 30, 2010 to require BSL and the BSL Guarantor to enter into a definitive Sale and Purchase Agreement in the form attached to the Option Agreement (the “Option SPA”).  If the Option SPA is entered into pursuant to the terms of the Option Agreement, BDEC will be required to issue BSL 3,085,714 shares of its common stock in exchange for the transfer to BDEX of a 63% interest in the TAC Langsa, subject to certain closing conditions, including obtaining the approval of the stockholders of BDEC.

BDEC issued a press release on July 26, 2010 announcing completion of the transaction, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

10.1	Sale and Purchase Agreement by an among Blue Dolphin Exploration Company, Blue Sky Langsa Limited and Blue Sky Energy and Power Inc. dated July 21, 2010.

10.2	Option Agreement by and among Blue Dolphin Exploration Company, Blue Sky Langsa Limited and Blue Sky Energy and Power Inc. dated July 21, 2010.

99.1	Blue Dolphin Energy Company Press Release Issued July 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           July 27, 2010

Blue Dolphin Energy Company

/s/ IVAR SIEM
Ivar Siem Chairman, Chief Executive Officer, President, Assistant Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Sale and Purchase Agreement by an among Blue Dolphin Exploration Company, Blue Sky Langsa Limited and Blue Sky Energy and Power Inc. dated July 21, 2010.

10.2	Option Agreement by and among Blue Dolphin Exploration Company, Blue Sky Langsa Limited and Blue Sky Energy and Power Inc. dated July 21, 2010.

99.1	Blue Dolphin Energy Company Press Release Issued July 26, 2010.